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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2003
                                                          --------------

                        Lawrence Financial Holdings, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Maryland                       0-31847                31-1724442
      --------                      ---------               ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization)     File Number)            Identification No.)

                   301 South Fifth Street, Ironton, Ohio 45638
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.   OTHER EVENTS
          ------------

      On April 21, 2003, Lawrence Financial Holdings, Inc. (the "Company") announced that the Company has completed the repurchase of 55,000 shares of the Company's outstanding common stock through a stock repurchase program.

      The press release announcing the end of the repurchase program is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1   Press Release Dated April 21, 2003














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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LAWRENCE FINANCIAL HOLDINGS, INC.




Date: April 22, 2003                By: /s/ Jack L. Blair
                                        ---------------------------------------
                                        Jack L. Blair
                                        President and Chief Executive Officer





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